EXHIBIT 99.1



                  CORRIDOR CONTRACT ADMINISTRATION AGREEMENT

         This CORRIDOR CONTRACT ADMINISTRATION AGREEMENT, dated as of June 29, 2006 (this "Agreement"), among THE BANK OF NEW YORK ("BNY"), as Corridor Contract Administrator (in such capacity, the "Corridor Contract Administrator") and as Trustee under the Pooling and Servicing Agreement referred to below (in such capacity, the "Trustee"), and COUNTRYWIDE HOME LOANS, INC. ("CHL").

         WHEREAS, CHL is a party to an interest rate corridor agreement between CHL and Barclays Bank PLC(the "Counterparty"), with a Trade Date of June 16, 2006 and a reference number of 1249296B/1249292B (the "Corridor Contract"), a copy of which is attached to this Agreement at Exhibit A;

         WHEREAS, CHL is conveying certain mortgage loans and other related assets to a trust fund (the "Trust Fund") created pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), among CHL, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and the Trustee, with respect to the CWHEQ, Inc. Home Equity Loan Asset-Backed Certificates, Series 2006-S3;

         WHEREAS, simultaneously with the execution and delivery of this Agreement, CHL is assigning all of its rights, and delegating all of its duties and obligations (other than its obligation to pay the Fixed Amount and any fees, if applicable (as defined in the Corridor Contract)), under the Corridor Contract to the Corridor Contract Administrator, pursuant to the Assignment Agreement, dated as of the date hereof (the "Assignment Agreement"), among CHL, as assignor, the Corridor Contract Administrator, as assignee, and the Counterparty;

         WHEREAS, CHL desires that the Net Payments (as defined below) on the Corridor Contract be distributed to the Trustee on behalf of the Trust Fund to be applied for the purposes specified in the Pooling and Servicing Agreement and that the Excess Payments (as defined below) on the Corridor Contract be distributed to CHL;

         WHEREAS, CHL and the Trustee desire to appoint the Corridor Contract Administrator, and the Corridor Contract Administrator desires to accept such appointment, to distribute funds received under the Corridor Contract to the Trustee and to CHL as provided in this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

                  Benefited Certificates:  The Class A-1 Certificates.



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                  Calculation Period: With respect to the Corridor Contract
and any payment made under or in respect of such Corridor Contract, the related "Calculation Period" as defined in such Corridor Contract.

                  Controlling Party:  As defined in Section 5.

                  Corridor Contract Account: The separate account created and maintained by the Corridor Contract Administrator pursuant to Section 3 with a depository institution in the name of the Corridor Contract Administrator for the benefit of CHL and the Trustee on behalf of the Holders of the Benefited Certificates and designated "The Bank of New York for Countrywide Home Loans, Inc. and certain registered Holders of CWHEQ, Inc., Home Equity Loan Asset-Backed Certificates, Series 2006-S3". Funds in the Corridor Contract Account shall be held for CHL and the Trustee on behalf of the Holders of the Benefited Certificates as set forth in this Agreement.

                  Day Count Fraction: With respect to the Corridor Contract and any Distribution Date, the "Floating Rate Day Count Fraction" specified for the Calculation Period related to such Distribution Date in such Corridor Contract.

                  Excess Payment: For any Distribution Date, (a) with respect to any payment received by the Corridor Contract Administrator from the Counterparty in respect of the Corridor Contract for such Distribution Date (other than any payment in respect of an early termination of the Corridor Contract), an amount equal to the excess, if any, of such payment over the Net Payment for such Distribution Date and (b) with respect to any payment received by the Corridor Contract Administrator from the Counterparty in respect of an early termination of the Corridor Contract received during the period from and including the immediately preceding Distribution Date to and excluding the day immediately preceding the current Distribution Date, an amount equal to the excess, if any, of such payment over the Net Payment in respect of such payment. Notwithstanding the foregoing, in the event that the aggregate Certificate Principal Balance of the Benefited Certificates is reduced to zero prior to the termination of the Corridor Contract, the Excess Payment for any Distribution Date following the Distribution Date on which the aggregate Certificate Principal Balance of Benefited Certificates is reduced to zero shall be the entire payment received from the Counterparty.

                  LIBOR: With respect to the Corridor Contract, the "Floating Rate Option" as defined in the Corridor Contract.

                  Net Payment: For any Distribution Date, (a) with respect to any payment received by the Corridor Contract Administrator from the Counterparty in respect of the Corridor Contract for such Distribution Date (other than any payment in respect of an early termination of the Corridor Contract), an amount equal to the product of (i) the excess, if any, of (x) LIBOR over (y) the related Strike Rate, (ii) the lesser of (x) the related Notional Balance for such Distribution Date and (y) the aggregate Certificate Principal Balance of the Benefited Certificates immediately prior to such Distribution Date and (iii) the Day Count Fraction, and (b) with respect to any payment received by the Corridor Contract Administrator from the Counterparty in respect of an early termination of the Corridor Contract received during the period from and including the immediately preceding Distribution Date to and excluding the day


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immediately preceding the current Distribution Date, an amount equal to the product of (i) a fraction, the numerator of which is equal to the lesser of
(x) the related Notional Balance for the first Distribution Date on or after the early termination of the Corridor Contract and (y) the aggregate Certificate Principal Balance of the Benefited Certificates immediately prior to the first Distribution Date on or after the early termination of the Corridor Contract, and the denominator of which is equal to the related Notional Balance for the first Distribution Date on or after the early termination of the Corridor Contract and (ii) the amount of such payment received in respect of such early termination. Notwithstanding the foregoing, in the event that the Benefited Certificates are retired prior to the termination of the Corridor Contract, the Net Payment for any Distribution Date following the Distribution Date on which such Benefited Certificates are retired shall be $0.

                  Notional Balance: With respect to the Corridor Contract and any Distribution Date, the "Notional Amount" specified for the Calculation Period related to such Distribution Date in such Corridor Contract.

                  Responsible Officer: When used with respect to the Corridor Contract Administrator, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Corridor Contract Administrator customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                  Strike Rate: With respect to the Corridor Contract and any Distribution Date, "Cap Rate" specified for the Calculation Period related to such Distribution Date in such Corridor Contract.

2.       Appointment of Corridor Contract Administrator.

         CHL and the Trustee hereby appoint BNY to serve as Corridor Contract Administrator pursuant to this Agreement. The Corridor Contract Administrator accepts such appointment and acknowledges the transfer and assignment to it of CHL's rights under the Corridor Contract pursuant to the Assignment Agreement. The Corridor Contract Administrator agrees to exercise the rights referred to above for the benefit of CHL and the Trustee on behalf of the Trust Fund and to perform the duties set forth in this Agreement.

3.       Receipt of Funds; Corridor Contract Account.

         The Corridor Contract Administrator hereby agrees to receive, on behalf of CHL and the Trustee on behalf of the Trust Fund, all amounts paid by the Counterparty under the Corridor Contract. The Corridor Contract Administrator shall establish and maintain a Corridor Contract Account into which the Corridor Contract Administrator shall deposit or cause to be deposited on the Business Day of receipt, all amounts payable by the Counterparty under the Corridor Contract. All funds deposited in the Corridor Contract Account shall be held for the benefit of CHL and the Trustee on behalf of the Holders of the Benefited Certificates until withdrawn in accordance with this Section 3. The Corridor Contract Account shall be an "Eligible Account" as defined in the Pooling and Servicing Agreement and, if the Trust Fund is terminated pursuant


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


to the Pooling and Servicing Agreement prior to the termination of this Agreement, the Corridor Contract Account shall be an account that would otherwise qualify as an "Eligible Account" under the Pooling and Servicing Agreement had the termination of the Trust Fund not occurred.

         Funds in the Corridor Contract Account shall remain uninvested.

         The Corridor Contract Administrator shall give at least 30 days' advance notice to CHL and the Trustee of any proposed change of location of the Corridor Contract Account prior to any change thereof.

4.       Calculations; Distribution of Payments; Delivery of Notices.

         The Corridor Contract Administrator hereby agrees to perform the calculations necessary to distribute payments in accordance with this Section
4. The Corridor Contract Administrator shall perform such calculations based on (x) the Certificate Principal Balances of the Benefited Certificates provided by the Trustee pursuant to the Pooling and Servicing Agreement and
(y) the Notional Balances, Day Count Fractions and values of LIBOR provided by the Counterparty pursuant to the Corridor Contract. The Corridor Contract Administrator shall, absent manifest error, be entitled to rely on information provided by the Trustee and the Counterparty.

         On the Business Day of receipt of any payment from the Counterparty, the Corridor Contract Administrator shall withdraw the amount of such payment from the Corridor Contract Account and distribute such amounts sequentially, as follows:

         (a) first, to the Trustee for deposit into the Carryover Reserve Fund, the applicable Net Payment; and

         (b) second, to CHL, the applicable Excess Payment, in accordance with the following wiring instructions:

                  Bank:                 Bank of New York
                  Account Name:         Countrywide Home Loans
                  Account No:           8900038632
                  ABA No:               021000018
                  REF:                  CWHEQ 2006-S3

         The Corridor Contract Administrator shall prepare and deliver any notices required to be delivered under the Corridor Contract.

5.       Control Rights.

         The Controlling Party shall have the right to direct the Corridor Contract Administrator with respect to the exercise of any right under the Corridor Contract (such as the right to designate an Early Termination Date following an Event of Default (each such term as defined in the Corridor Contract)). For purposes of this Agreement, the "Controlling Party" shall mean
(i) if the aggregate Certificate Principal Balance of the Benefited Certificates immediately prior to the most recent Distribution Date (or, prior to the first Distribution Date, the original aggregate Certificate Principal Balance) is equal to or greater than 50% of the Notional Balance of the


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Corridor Contract as of such Distribution Date (or, prior to the first
Distribution Date, the original Notional Balance of the Corridor Contract), the Trustee, and (ii) if the aggregate Certificate Principal Balance of the Benefited Certificates immediately prior to the most recent Distribution Date (or, prior to the first Distribution Date, the original aggregate Certificate Principal Balance) is less than 50% of the Notional Balance of the Corridor Contract as of such Distribution Date (or, prior to the first Distribution Date, the original Notional Balance of the Corridor Contract), CHL.

6. Monitoring of Significance Percentage. With respect to each Distribution Date, the Corridor Contract Administrator shall calculate the "significance percentage" (as defined in Item 1115 of Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss. 229.1100-229.1123) of the Corridor Contract based on the Certificate Principal Balance of the Benefited Certificates for such Distribution Date (after all distributions to be made thereon on such Distribution Date) and based on the methodology provided in writing by or on behalf of CHL no later than the fifth Business Day preceding such Distribution Date. On each Distribution Date, the Corridor Contract Administrator shall provide to CHL a written report (which written report may include similar information with respect to other derivative instruments relating to securitization transactions sponsored by CHL) specifying the "significance percentage" of the Corridor Contract for that Distribution Date. If the "significance percentage" of the Corridor Contract exceeds 7.0% with respect to any Distribution Date, the Corridor Contract Administrator shall make a separate notation thereof in the written report described in the preceding sentence. Such written report may contain such assumptions and disclaimers as are deemed necessary and appropriate by the Corridor Contract Administrator.

7.       Representations and Warranties of the Corridor Contract
Administrator. The Corridor Contract Administrator represents and warrants as follows:

         (a) BNY is duly organized and validly existing as a banking corporation under the laws of the State of New York and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations as Corridor Contract Administrator under this Agreement.

         (b) The execution, delivery and performance of this Agreement by BNY as Corridor Contract Administrator has been duly authorized by BNY.

         (c) This Agreement has been duly executed and delivered by BNY as Corridor Contract Administrator and is enforceable against BNY in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

8.       Certain Matters Concerning the Corridor Contract Administrator.

         (a) The Corridor Contract Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.



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         (b)      No provision of this Agreement shall be construed to relieve the Corridor Contract Administrator from liability for its own grossly negligent action, its own gross negligent failure to act or its own misconduct, its grossly negligent failure to perform its obligations in compliance with this Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith; provided that:

         (i) the duties and obligations of the Corridor Contract Administrator shall be determined solely by the express provisions of this Agreement, the Corridor Contract Administrator shall not be liable, individually or as Corridor Contract Administrator, except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Corridor Contract Administrator and the Corridor Contract Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Corridor Contract Administrator and conforming to the requirements of this Agreement that it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

         (ii) the Corridor Contract Administrator shall not be liable, individually or as Corridor Contract Administrator, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Corridor Contract Administrator, unless the Corridor Contract Administrator was grossly negligent or acted in bad faith or with willful misfeasance; and

         (iii) the Corridor Contract Administrator shall not be liable, individually or as Corridor Contract Administrator, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Controlling Party, or exercising any power conferred upon the Corridor Contract Administrator under this Agreement.

         (c)      Except as otherwise provided in Sections 8(a) and 8(b):

                  (i) the Corridor Contract Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) the Corridor Contract Administrator may consult with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

                  (iii) the Corridor Contract Administrator shall not be liable, individually or as Corridor Contract Administrator, for any action taken, suffered or omitted


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


                           by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (iv) the Corridor Contract Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by CHL or the Trustee; provided, however, that if the payment within a reasonable time to the Corridor Contract Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Corridor Contract Administrator not reasonably assured to the Corridor Contract Administrator by CHL and/or the Trustee, the Corridor Contract Administrator may require reasonable indemnity against such expense, or liability from CHL and/or the Trustee, as the case may be, as a condition to taking any such action;

                  (v) the Corridor Contract Administrator shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it; and

                  (vi) the Corridor Contract Administrator shall not be liable, individually or as Corridor Contract Administrator, with respect to or in connection with errors or omissions contained in the report to be provided pursuant to Section 6 hereof, to the extent such errors or omissions are the result of inaccuracies in the methodology or other information provided to the Corridor Contract Administrator by CHL.

         (d) CHL covenants and agrees to pay or reimburse the Corridor Contract Administrator, upon its request, for all reasonable expenses and disbursements incurred or made by the Corridor Contract Administrator in accordance with any of the provisions of this Agreement except any such expense or disbursement as may arise from its negligence, bad faith or willful misconduct. The Corridor Contract Administrator and any director, officer, employee or agent of the Corridor Contract Administrator shall be indemnified by CHL and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, or in connection with the performance of any of the Corridor Contract Administrator's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Corridor Contract Administrator's duties hereunder. Such indemnity shall survive the termination of this Agreement or the resignation of the Corridor Contract Administrator hereunder. Notwithstanding anything to the contrary in this Section 8(d), any expenses, disbursements, losses or liabilities of the Corridor Contract Administrator or any director, officer, employee or agent thereof that are made or incurred as a result of any request, order or direction of


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                  any NIM Insurer or any of the Certificateholders made to the
                  Trustee as contemplated by Section 8.02(a)(9) of the Pooling and Servicing Agreement and consequently made to the Corridor Contract Administrator by the Trustee shall be payable by the Trustee out of the security or indemnity provided by any NIM Insurer or such Certificateholders pursuant to Section 8.02(a)(9) of the Pooling and Servicing Agreement.

         (e) Upon the resignation of BNY as Trustee in accordance with the Pooling and Servicing Agreement, (i) BNY shall resign and be discharged from its duties as Corridor Contract Administrator hereunder and (ii) the Person that succeeds BNY as Trustee shall be appointed as successor Corridor Contract Administrator hereunder upon its execution, acknowledgement and delivery of the instrument accepting such appointment in accordance with Section 8.08 of the Pooling and Servicing Agreement, whereupon the duties of the Corridor Contract Administrator hereunder shall pass to such Person. In addition, upon the appointment of a successor Trustee under the Pooling and Servicing Agreement, such successor Trustee shall succeed to the rights of the Trustee hereunder.

9.       Miscellaneous.

         (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         (b) Each of BNY and CHL hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Agreement.

         (c) This Agreement shall terminate upon the termination of the Corridor Contract and the disbursement by the Corridor Contract Administrator of all funds received under the Corridor Contract to CHL and the Trustee on behalf of the Holders of the Benefited Certificates.

         (d) This Agreement may be amended, supplemented or modified in writing by the parties hereto.

         (e) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all such counterparts taken together shall be deemed to constitute one and the same instrument.

         (f) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         (g) The representations and warranties made by the parties to this Agreement shall survive the execution and delivery of this Agreement. No act or omission on the


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                  part of any party hereto shall constitute a waiver of any
                  such representation or warranty.

         (h) The article and section headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning of this Agreement.

                           [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                  THE BANK OF NEW YORK,
                                  as Corridor Contract Administrator


                                  By:   /s/ Maria Tokarz
                                     -------------------------------------
                                  Name:     Maria Tokarz
                                  Title:    Assistant Treasurer


                                  THE BANK OF NEW YORK,
                                  as Trustee


                                  By:   /s/ Maria Tokarz
                                     -------------------------------------
                                  Name:     Maria Tokarz
                                  Title:    Assistant Treasurer


                                  COUNTRYWIDE HOME LOANS, INC.


                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                  THE BANK OF NEW YORK,
                                  as Corridor Contract Administrator


                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  THE BANK OF NEW YORK,
                                  as Trustee


                                  By:
                                     -------------------------------------
                                  Name:
                                  Title:


                                  COUNTRYWIDE HOME LOANS, INC.


                                  By:   /s/ Darren Bigby
                                     -------------------------------------
                                  Name:     Darren Bigby
                                  Title:    Executive Vice President

                                   EXHIBIT A

                               CORRIDOR CONTRACT






                                      A-1